DELAWARE GROUP® EQUITY FUNDS IV

Delaware Healthcare Fund
(the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated January 28, 2013

On November 20, 2013, the Board of Trustees of Delaware Group Equity Funds IV voted to approve changes related to the Fund’s investment policy in non-U.S. and emerging markets securities. These changes will be effective sixty (60) days after the date of this Supplement.

The following information replaces the first paragraph in the section entitled, “Investment Strategies and Risks – Foreign Securities”:

Foreign and Emerging Markets Securities

     Each Fund may invest in securities of foreign companies.  Delaware Smid Cap Growth Fund will not invest, at the time of purchase, more than 20% of its net assetsin foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) or, as described above, in certain Depositary Receipts) and more than 10% of net assets in emerging markets securities.  Delaware Healthcare Fund may invest, at the time of purchase, up to 50% of its total assets in non-U.S. companies and up to 25% of its total assets in companies located in emerging markets.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 21, 2013.